Exhibit 10.2

AMENDMENT TO LEASE AGREEMENT

THIS AMENDMENT TO LEASE AGREEMENT (this “Amendment”) is entered into to be effective as of February 1, 2011, by and between ARI Commercial Properties, Inc. (“Landlord”), and Hosting.com Data Centers, L.L.C., a Kentucky Limited Liability Corporation (“Tenant”).

WITNESSETH:

WHEREAS, Landlord and Tenant entered into that certain Lease dated as of March 27, 2007 (the “Lease”), pertaining to the lease of certain premises (the “Premises”) located in Suites 400, 425 and 350 of that certain office having the local address of 16842 Von Karman Avenue, Irvine, CA 92606 (the “Building”);

WHEREAS, Tenant desires to lease from Landlord certain other space situated in the Building, and Landlord has agreed to lease to Tenant such other space, and, accordingly, Landlord and Tenant desire to further modify the terms and provisions of the Lease as hereinafter provided.

NOW, THEREFORE, for and in consideration of the premises and mutual covenants herein contained and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereby agree as follows:

1. Expansion Space. For a term commencing on the Effective Date (as-hereinafter defined as the date that tenant completes the Exhibit A tenant improvements) and continuing until the expiration of the term of the Lease (as herein modified), Landlord hereby leases and demises to Tenant, and Tenant hereby leases from Landlord, an additional of 289 rentable square feet of space in the Building (the “Expansion Space”), such space being known as the “New NOC” and being more particularly depicted on the floor plan attached hereto as Exhibit A. As of the Effective Date, the Expansion Space, for all purposes, be deemed to be included within the term “Premises” as used in the Lease and shall be subject in all respect to the terms, provisions and conditions set forth therein.

2. Rentable Square Footage; Proportionate Share, Landlord and Tenant hereby acknowledge and agree that, as of the Effective Date, the “Approximate Rentable Area in the Premises” of the Premises shall now comprise a total of 24,954 square feet, and that “Tenant’s Proportionate Share” shall thereupon equal 24.83% (based upon a total of 100,461 Rentable Square Feet in the Building).

3. Termination Date. Landlord and Tenant hereby agree that the Termination Date of the Lease shall remain the same (the “Termination Date”).

4. Base Rent. Landlord and Tenant hereby agree that, commencing on the Effective Date and continuing through and including the Termination Date, the annual Base Rent applicable to the Premises and payable by Tenant shall be increased proportionally to incorporate the expansion space.

5. Tenant Improvements. Tenant shall improve the Expansion Space as set out in Exhibit A, in accordance with the applicable terms and provisions of Exhibit D attached to the Lease; provided, however, that in the case of improvements to the Expansion Space only, Tenant shall have the construction responsibilities assigned to the Landlord in that Exhibit.

6. Miscellaneous.

a. All terms and conditions of the Lease not expressly modified by this Amendment shall remain in full force and effect, and, in the event of any inconsistencies between this Amendment and the terms of the Lease, the terms set forth in this Amendment shall govern and control. Except as expressly amended hereby, the Lease shall remain in full force and effect as of the date thereof.

b. This Amendment may be executed in one or more counterparts which shall be construed together as one document.

c. Captions used herein are for convenience only and are not to be utilized to ascribe any meaning to the contents thereof. Unless defined differently herein or the context clearly requires otherwise, all terms used in this Amendment shall have the meanings ascribed to them under the Lease.

d. This Amendment (i) shall be binding upon and shall inure to the benefit of each of the parties and their respective successors, assigns, receivers and trustees; (ii) may be modified or amended only by a written agreement executed by each of the parties; and (iii) shall be governed by and construed in accordance with the laws of the state set out in the Lease.

TNP PROPERTY MANAGER, LLC AGENT FOR LANDLORD THOMPSON NATIONAL PROPERTIES, LLC SOLE MEMBER

Signature	Signature

STEVEN P WINGER	Chris Wheeler
Printed Name	Printed Name

SUP	CFO
Title	Title

12/27/10	12/29/10
Date of Signature	Date of Signature

Exhibit A

HOSTING
REVISIONS
PROJECT INFORMATION
A2.1
T-BAR CEILING DETAIL
FLOOR PLAN (Master)